                          CONSENT OF GRANT THORNTON LLP





We have issued our reports dated July 14, 1999 accompanying the combined financial statements of Resource America, Inc. Gathering Operations and the combined financial statements of The Atlas Group, Inc. Gathering Operations contained in the Registration Statement and Prospectus of Atlas Pipeline
Partners, L.P. We consent to the use of the aforementioned reports in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption "Experts".




                                                     /s/ GRANT THORNTON LLP
                                                     ----------------------




Cleveland, Ohio
August 12, 1999

                          CONSENT OF GRANT THORNTON LLP






We have issued our report dated August 3, 1999 accompanying the consolidated financial statements of Atlas America, Inc. contained in the Registration Statement and Prospectus of Atlas Pipeline Partners, L.P. We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption "Experts".




                                                     /s/  GRANT THORNTON LLP
                                                     ------------------------




Cleveland, Ohio
August 12, 1999

                          CONSENT OF GRANT THORNTON LLP






We have issued our reports dated August 11, 1999 accompanying the financial statements of Atlas Pipeline GP, Inc. and the financial statements of Atlas Pipeline Partners, L.P. contained in the Registration Statement and Prospectus of Atlas Pipeline Partners, L.P. We consent to the use of the aforementioned reports in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption "Experts".




                                                     /s/  GRANT THORNTON LLP
                                                     -------------------------




Cleveland, Ohio
August 12, 1999